EXHIBIT D

JOINT FILING AGREEMENT

HILTON GRAND VACATIONS INC.

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of August 11, 2021.

AP DAKOTA CO-INVEST, L.P.

By:	AP Dakota Co-Invest GP, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

AP VIII DAKOTA HOLDINGS BORROWER, L.P.

By:	AP VIII Dakota Holdings Borrower GP, LLC,
its general partner

	By:	AP VIII Dakota Holdings, L.P.,
its sole member

		By:	Apollo Advisors VIII, L.P.,
its general partner

			By:	Apollo Capital Management VIII, LLC,
its general partner

				By:	/s/ James Elworth
James Elworth
Vice President

AP DAKOTA CO-INVEST GP, LLC

By:	/s/ James Elworth
James Elworth
Vice President

APOLLO ADVISORS VIII, L.P.

By:	Apollo Capital Management VIII, LLC,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

AP VIII DAKOTA HOLDINGS BORROWER GP, LLC

By:	AP VIII Dakota Holdings, L.P.,
its sole member

	By:	Apollo Advisors VIII, L.P.,
its general partner

		By:	Apollo Capital Management VIII, LLC,
its general partner

			By:	/s/ James Elworth
James Elworth
Vice President

AP VIII DAKOTA HOLDINGS, L.P.,

By:	Apollo Advisors VIII, L.P.,
its general partner

	By:	Apollo Capital Management VIII, LLC,
its general partner

		By:	/s/ James Elworth
James Elworth
Vice President

APOLLO CAPITAL MANAGEMENT VIII, LLC

By:		/s/ James Elworth
James Elworth
Vice President

APH Holdings, L.P.

By:		Apollo Principal Holdings III GP, Ltd.,
its general partner

	By:	/s/ James Elworth
James Elworth
Vice President

Apollo Principal Holdings III GP, Ltd.

By:		/s/ James Elworth
James Elworth
Vice President